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                                                                   EXHIBIT 10.25


                         NINTH AMENDMENT AND DEFERRAL TO
                      AMENDED AND RESTATED CREDIT AGREEMENT

     NINTH AMENDMENT AND DEFERRAL (this "AMENDMENT"), dated as of July, 29, 1996, to the Amended and Restated Credit Agreement, dated as of October 8, 1993, as amended by a First Amendment, dated as of January 20, 1994, a Second Amendment, dated as of February 10, 1995, a Third Amendment, dated as of May 10, 1995, a Fourth Amendment, dated as of November 22, 1995, a Fifth Amendment, dated as of February 12, 1996, a Sixth Amendment, Waiver and Deferral dated as of April 12, 1996, a Seventh Amendment, Waiver and Deferral, dated as of May 30, 1996 and an Eighth Amendment, Waiver and Deferral, dated as of June 27, 1996 (as so amended, the "CREDIT AGREEMENT"), among The Ground Round, Inc. (the "FIRST BORROWER"), a Delaware corporation, GR of Minn., Inc., a Delaware corporation (the "SECOND BORROWER", and together with the First Borrower, the "BORROWERS"), the banks named therein (the "BANKS"), The Bank of New York, as Agent (the "AGENT") and The Chase Manhattan Bank (formerly known as Chemical Bank), as Co-Agent.

                             PRELIMINARY STATEMENTS:

     A. The Credit Agreement amended and restated the Amended and Restated Credit Agreement, dated as of April 26, 1992, among the Borrowers, the banks named therein and Citibank, N.A., as original agent.

     B. The Borrowers desire to amend the Credit Agreement to (i) permit the Borrowers to further defer payment of the principal of the Tranche A Term Advances (which was originally due and payable on April 15, 1996 and which was previously deferred to July 31, 1996 pursuant to the Eighth Amendment) to September 13, 1996, (ii) permit the Borrowers to further defer the payment of certain net proceeds of sale from certain restaurants as described in Section 1 herein to September 13, 1996, (iii) permit the Borrowers to defer the payment of a certain fee payable pursuant to the terms of Section 2.07(e) of the Credit Agreement to September 13, 1996, and (iv) prohibit Eurodollar Rate Advances maturing after September 13, 1996.

     C. The Lenders and the Agent are willing to amend the Credit Agreement with respect to the foregoing subject to the terms and conditions contained herein.


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     D. Unless otherwise defined herein, all terms defined in the Credit
Agreement shall be used herein as therein defined.

         In consideration of the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:


SECTION 1. Deferrals.
           ---------

     Subject to the satisfaction of the conditions set forth in Section 3 hereof and so long as no Event of Default shall have occurred and be continuing under the Credit Agreement, the Agent and the Lenders hereby agree to permit the Borrowers (a) to defer to September 13, 1996 the payment of the principal of the Tranche A Term Advances that is due and payable on July 31, 1996, (b) to defer to September 13, 1996 the payment of 75% of Net Cash Proceeds of the sale of the two restaurants located at Madeira, Ohio and Worcester, Massachusetts, respectively, that is due and payable on July 31, 1996, which payment shall be applied in accordance with the terms of Section 2.05(b)(ii) of the Credit Agreement (c) to defer to September 13, 1996 the payment of $1,000,000 of the Net Cash Proceeds of certain asset sales permitted to be retained by the Borrowers pursuant to Section 3 of the Eighth Amendment and (d) to defer to September 13, 1996 the payment of the restructuring fee that is due and payable on July 31, 1996 pursuant to the terms of Section 2.07(e) of the Credit Agreement.

SECTION 2. Amendments to Credit Agreement.
           ------------------------------

     The Credit Agreement is, effective as of the date hereof, subject to the satisfaction of the conditions precedent set forth in Section 3 below, hereby amended as follows:

     (a) Section 1.01 is hereby amended by inserting the following new definition:

     "`NINTH AMENDMENT': means the Ninth Amendment and Deferral, dated as of July 29, 1996, to this Agreement".

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     (b) Section 1.01 is hereby amended by deleting subsection (e) at the end of the definition of "INTEREST PERIOD" and inserting in lieu thereof the following new subsection (e):

     "(e) notwithstanding anything to the contrary above, neither Borrower may select any Interest Period that ends after September 13, 1996."

SECTION 3. Conditions of Effectiveness.
           ---------------------------

     This Amendment shall become effective as of the date hereof, PROVIDED, that the Agent shall have received counterparts of (i) this Amendment executed by the Borrowers, the Lenders and the Agent, (ii) the Consent appended hereto (the "CONSENT") executed by each of the Guarantors, and (iii) such other documents as the Agent shall reasonably request.

SECTION 4. Representations and Warranties.
           ------------------------------

     The Borrowers hereby (a) reaffirm and admit the validity and enforceability of the Loan Documents and all of their obligations thereunder, (b) agree and admit that they have no defenses to or offsets against any of their obligations to the Agent or any Lender under the Loan Documents, and (c) represent and warrant that there exists no Default or Event of Default and that the representations and warranties contained in the Credit Agreement are true and correct on and as of the date hereof.

SECTION 5. Reference to and Effect on the Loan Documents.
           ---------------------------------------------

     (a) Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein", or words of like import, and each reference in the other Loan Documents to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby;

     (b) Except as specifically amended or waived above, the Credit Agreement and the Notes, and all other Loan Documents, shall remain in full force and effect and are hereby ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all Collateral described therein shall

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continue to secure the payment of the obligations of the Borrowers thereunder, under the Credit Agreement, as amended hereby, and under the Notes and other Loan Documents; and

     (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Loan Documents, nor, except as provided herein, constitute a waiver of any provision of any of the Loan Documents.

SECTION 6. Costs and Expenses.
           ------------------

     The Borrowers agree to pay on demand all reasonable costs and expenses of the Agent in connection with the arranging, preparation, reproduction, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, including the reasonable fees and expenses of Zalkin, Rodin & Goodman, LLP, special counsel for the Agent, with respect thereto, and of local counsel, if any, who may be retained by said special counsel with respect thereto.

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SECTION 7. Counterparts.
           ------------

     This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be an original and all of which together shall constitute but one and the same document.

SECTION 8. Governing Law.
           -------------

     This Amendment is intended to be performed in the State of New York and shall be construed and is enforceable in accordance with, and shall be governed by, the internal laws of the State of New York without regard to principles of conflict of laws.

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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.

                                    THE GROUND ROUND, INC.

                                    By:
                                        ----------------------------------
                                        Name:
                                        Title:

                                    GR OF MINN., INC.

                                    By:
                                        ----------------------------------
                                        Name:
                                        Title:

                                    THE BANK OF NEW YORK,
                                    Individually and as Agent

                                    By:
                                        ----------------------------------
                                        Name:
                                        Title:

                                    THE CHASE MANHATTAN BANK, Individually and as Co-Agent

                                    By:
                                        ----------------------------------
                                        Name:
                                        Title:

                                    BANK OF AMERICA ILLINOIS

                                    By:
                                        ----------------------------------
                                        Name:
                                        Title:

                                    NBD BANK

                                    By:
                                        ----------------------------------
                                        Name:
                                        Title:

                                    CREDIT LYONNAIS NEW YORK BRANCH


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                                    By:
                                        ----------------------------------
                                        Name:
                                        Title:

                                    CREDIT LYONNAIS CAYMAN ISLAND BRANCH

                                    By:
                                        ----------------------------------
                                        Name:
                                        Title:


                                       7
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                              CONSENT OF GUARANTORS

                            DATED AS OF JULY 29, 1996

     The undersigned, as the Guarantors referred to in the foregoing Ninth Amendment and Deferral, dated as of July 29, 1996, to the Amended and Restated Credit Agreement, dated as of October 8, 1993, as amended by a First Amendment, dated as of January 20, 1994, a Second Amendment, dated as of February 10, 1995, a Third Amendment dated as of May 10, 1995, a Fourth Amendment dated as of November 22, 1995, a Fifth Amendment, dated as of February 12, 1996, a Sixth Amendment, Waiver and Deferral, dated as of April 12, 1996, a Seventh Amendment, Waiver and Deferral, dated as of May 30, 1996 and an Eighth Amendment, Waiver and Deferral dated as of June 27, 1996 among The Ground Round, Inc., GR of Minn., Inc., the banks named therein, The Bank of New York, as Agent, and Chemical Bank as Co-Agent, each hereby consents to the foregoing Amendment and hereby confirms and agrees that, notwithstanding the effectiveness of said Amendment, (i) the Guarantors have no defenses to or offsets against any of their obligations to the Agent or any Lender under any Loan Document and the Guaranty and each Collateral Document in effect on the date hereof to which it is a party are, and shall continue to be, in full force and effect and are hereby confirmed and ratified in all respects, except that, upon the effectiveness of, and after the date of, said Amendment, all references in the Guaranty and each such Collateral Document to the Credit Agreement shall mean the Credit Agreement as amended by said Amendment and (ii) such Collateral Documents consisting of security agreements and all collateral described therein do, and shall continue to, secure the payments by the Borrowers referred to in said Amendment of their obligations under the Credit Agreement, as amended by said Amendment, and under the Notes.

                                           GRH OF NJ, INC.

                                           By:
                                                 ----------------------------
                                           Name:
                                                 ----------------------------
                                           Title:
                                                 ----------------------------

                                           GROUND ROUND HOLDINGS, INC.

                                           By:
                                                 ----------------------------
                                           Name:
                                                 ----------------------------


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                                           Title:
                                                 ----------------------------

                                           GROUND ROUND RESTAURANTS, INC.

                                           By:
                                                 ----------------------------
                                           Name:
                                                 ----------------------------
                                           Title:
                                                 ----------------------------

                                           G.R. GLENDLOC, INCORPORATED

                                           By:
                                                 ----------------------------
                                           Name:
                                                 ----------------------------
                                           Title:
                                                 ----------------------------

                                           GROUND ROUND OF BALTIMORE, INC.

                                           By:
                                                 ----------------------------
                                           Name:
                                                 ----------------------------
                                           Title:
                                                 ----------------------------

                                           GRXR OF BEL AIR, INC.

                                           By:
                                                 ----------------------------
                                           Name:
                                                 ----------------------------
                                           Title:
                                                 ----------------------------

                                           GRXR OF FREDERICK, INC.

                                           By:
                                                 ----------------------------
                                           Name:
                                                 ----------------------------
                                           Title:
                                                 ----------------------------

                                           GRXR OF HAGERSTOWN, INC.


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                                           By:
                                                 ----------------------------
                                           Name:
                                                 ----------------------------
                                           Title:
                                                 ----------------------------